SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                 July 31, 1997


                           Financial Asset Securitization, Inc.
                    Mortgage Participation Securities Series 1997 NAMC1

                         (Exact name of registrant as specified in its charter)


              Virginia                     0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)


901 East Byrd Steet
Richmond, Virginia                                                 23219
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events

                On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                A.       Monthly Report Information:
                         See Exhibit No. 1


                B.       Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:


                C.       Item 1: Legal Proceedings:               NONE

                D.       Item 2: Changes in Securities:           NONE

                E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated July 25, 1997.


                                                  Reimbur-
                                       Realized   ment of
      Beginning                        Loss of    Realized  Interest Remaining
Class  Balance    Principal  Interest Principal    Losses   Shortfall Balance
FXA-1   12029515     1434964    69170         0           0        0 10594551
FXA-2   20475655       12431   132239         0           0        0 20463225
FXA-3   11623696           0    71195         0           0        0 11623696
FXA-4   13200375           0    82502         0           0        0 13200375
FXA-5    5125000           0    33099         0           0        0  5125000
FXA-6    4001000           0    25840         0           0        0  4001000
FXA-7    1000000           0     6458         0           0        0  1000000
FXA-8   24232879     1626292   123941         0           0        0 22606587
FXA-9   24232879 NA             47708 NA                  0        0 22606587
FXP        81256          63 NA               0           0 NA          81193
FXS      8892020 NA             57428 NA                  0        0  8458533
A-1     42587785       47296   275046         0           0        0 42540489
A-2      6962000           0    44963         0           0        0  6962000
A-3      1951000           0    12600         0           0        0  1951000
A-4     13681361        9471    88359         0           0        0 13671890
P        1085351         883 NA               0           0 NA        1084468
S        1108113 NA              7157 NA                  0        0  1107162
B-1      5184249        3327    33482         0           0        0  5180923
B-2      2108847        1353    13620         0           0        0  2107494
B-3      1318029         846     8512         0           0        0  1317183
B-4       790817         507     5107         0           0        0   790310
B-5       439344         282     2837         0           0        0   439062
B-6       702950         451     4540         0           0        0   702499
R              0           0        0         0 NA                 0        0
RP             0           0        0         0 NA                 0        0

                             Class IntReimbursement
     Beginning   Principal   Distributof RealizeRemaining
ClassBalance     DistributionDistributLosses    Balance
FXA-1 798.847164   95.292015 4.593371  0.000000  703.555149
FXA-2 998.812462    0.606379 6.450664  0.000000  998.206084
FXA-31000.000000    0.000000 6.125000  0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000  0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334  0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333  0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330  0.000000 1000.000000
FXA-8 875.913524   58.783414 4.479933  0.000000  817.130111
FXA-9 875.913524    0.000000 1.724455  0.000000  817.130111
FXP   998.361572    0.774798 0.000000  0.000000  997.586775
FXS   911.938397    0.000000 5.889602  0.000000  867.481205
A-1   980.282700    1.088660 6.330992  0.000000  979.194040
A-2  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-4   998.639480    0.691306 6.449547  0.000000  997.948174
P     997.812005    0.811800 0.000000  0.000000  997.000205
S     922.105931    0.000000 5.955264  0.000000  921.314341
B-1   998.742239    0.640856 6.450210  0.000000  998.101383
B-2   998.742237    0.640856 6.450211  0.000000  998.101381
B-3   998.742242    0.640856 6.450209  0.000000  998.101386
B-4   998.742241    0.640858 6.450210  0.000000  998.101383
B-5   998.742251    0.640855 6.450214  0.000000  998.101396
B-6   998.742290    0.640860 6.450205  0.000000  998.101430
R       0.000000    0.000000 0.000000  0.000000    0.000000
RP      0.000000    0.000000 7.200000  0.000000    0.000000



                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                 By      /s/ Richard Tarnas
                                 Name:   Richard Tarnas
                                 Title:  Vice President,
                                         The First National Bank of Chicago

Dated:          July 31, 1997